UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2012

Gen-Probe Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49834	33-0044608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10210 Genetic Center Drive
San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 410-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01.	Other Events.

On April 30, 2012, Gen-Probe Incorporated (“Gen-Probe”) and Hologic, Inc. (“Hologic”) held a joint conference call announcing Gen-Probe’s first quarter 2012 financial results and Hologic’s second quarter 2012 financial results, and announcing that they had entered into an Agreement and Plan of Merger relating to the proposed acquisition of Gen-Probe by Hologic (the “Proposed Acquisition”). On the conference call, Gen-Probe and Hologic discussed certain financial and other information relating to the Proposed Acquisition. A replay of the conference call will be archived on Hologic’s and Gen-Probe’s respective websites through May 18, 2012. A copy of the transcript from the conference call is attached as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where You Can Find It

In connection with the Proposed Acquisition, Gen-Probe will file a proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). GEN-PROBE URGES INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GEN-PROBE AND THE PROPOSED ACQUISITION. Investors may obtain free copies of the proxy statement (when available) as well as other filed documents containing information about Gen-Probe at http://www.sec.gov, the SEC’s free internet site. Free copies of Gen-Probe’s SEC filings including the proxy statement (when available) are also available on Gen-Probe’s internet site at http://www.gen-probe.com under “Investors.”

Gen-Probe and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Gen-Probe’s stockholders with respect to the Proposed Acquisition. Information regarding the officers and directors of Gen-Probe is included in the Definitive Proxy Statement on Schedule 14A filed with the SEC on April 5, 2012 with respect to Gen-Probe’s 2012 Annual Meeting of Stockholders. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Proposed Acquisition.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibit is furnished with this Current Report:

99.1 Transcript of Joint Conference Call held on April 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2012	GEN-PROBE INCORPORATED

	By:	/s/ R. William Bowen
R. William Bowen
Senior Vice President, General Counsel and Corporate Secretary

EXHIBITS

Exhibit Number	Description

99.1	Transcript of Joint Conference Call held on April 30, 2012.